UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 22, 2017 Date of Report (Date of earliest event reported)

HESKA CORPORATION (Exact name of Registrant as specified in its charter)
Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3760 Rocky Mountain Avenue Loveland, Colorado 80538 (Address of principal executive offices, including zip code)

(970) 493-7272 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 23, 2017, Heska Corporation (the “Company”) and Dr. Michael McGinley, the Company’s President, Biologicals & Pharmaceuticals, amicably agreed to terminate his employment as an involuntary termination effective March 31, 2018 (the “Separation Date”), under a Separation Agreement and Release, dated as of December 23, 2017, pursuant to which (i) Dr. McGinley agreed, among other things, to continue providing services to the Company through the Separation Date, to execute a customary release of claims in favor of the Company, and to refrain from engaging in certain competitive conduct against the Company for 36 months after the Separation Date, and (ii) the Company agreed to pay severance to Mr. McGinley pursuant to the terms of his existing employment agreement, as amended through August 4, 2011, with the Company, which will terminate on the Separation Date.
Forward-Looking Statements
This current report on Form 8-K may be deemed to contain forward-looking statements regarding the Company's future performance. These statements are based on current expectations and are subject to a number of risks and uncertainties. Investors should note that there is an inherent risk in using past results, including trends, to predict future outcomes, including financial results and perceived customer or other behavior. Factors that could affect the results of the Company generally include, but are not limited to, the following: risks related to reliance on third parties to develop and manufacture products for the Company; risks related to the commercialization of new products; uncertainties related to attempts to expand into international markets, including, but not limited to, uncertainties related to timing, profitability and currency effects; uncertainties related to the Company's ability to measure and predict trends in the veterinary market; uncertainties related to the Company's ability to measure and predict the effectiveness of commercial relationships; uncertainties related to the future impact of recent business development activity; risks related to personnel; litigation risks; risks related to the Company's reliance on third-party suppliers, which is substantial; competition; and the risks set forth in the Company's filings and future filings with the Securities and Exchange Commission, including those set forth in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION, a Delaware corporation

Dated: December 29, 2017	By: /s/ Jason A. Napolitano Jason A. Napolitano Chief Operating Officer, Chief Strategist and Secretary